A-1

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)	Rating DOAS	Page 1 Of 5

2. Contract (Proc. Inst. Ident) No.	3. Effective Date	4. Requisition/Purchase Request/Project No.
W52H09-05-D-0248	2005JUL27	SEE SCHEDULE

5. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
LINDA M MAES (309)782-3657
ROCK ISLAND IL 61299-7630

e-mail address: LINDA.MAES@US.ARMY.MIL

6. Administered By (If Other Than Item 5) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

8. Delivery

☐ FOB Origin ☒ Other (See Below) SEE SCHEDULE

9. Discount For Prompt Payment

10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: Item 12

11. Ship To/Mark For Code

SEE SCHEDULE

12. Payment Will Be Made By Code HQ0339

DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

13. Authority For Using Other Than Full And Open Competition:
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

14. Accounting And Appropriation Data

15A. Item No.	15B. Schedule Of Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Firm-Fixed-Price	KIND OF CONTRACT: Supply Contracts and Priced Orders			

Contract Expiration Date: 2010JUN30

15G. Total Amount Of Contract $0.00

16. Table Of Contents

(X)	Section	Description	Page(s)	(X)	Section	Description	Page(s)
		Part I - The Schedule				Part II - Contract Clauses	
X	A	Solicitation/Contract Form	1		I	Contract Clauses	
X	B	Supplies or Services and Prices/Costs	3			Part III - List Of Documents, Exhibits, And Other Attachments	
	C	Description/Specs./Work Statement		X	J	List of Attachments	5
	D	Packaging and Marking				Part IV - Representations And Instructions	
	E	Inspection and Acceptance			K	Representations, Certifications, and Other Statements of Offerors	
	F	Deliveries or Performance					
	G	Contract Administration Data			L	Instrs., Conds., and Notices to Offerors	
	H	Special Contract Requirements			M	Evaluation Factors for Award	

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor's Negotiated Agreement (Contractor is required to sign this document and return ________ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number W52H0905R0050 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)

20A. Name Of Contracting Officer
VICKI AHLGRIM
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220

19B. Name of Contractor	19c. Date Signed	20B. United States Of America	20C. Date Signed
By ____________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2005JUL27

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

1. CONTRACT W52H09-05-D-0248 IS AWARDED TO OPTEX SYSTEMS, INC. THIS CONTRACT IS A 5-YEAR, FIRM FIXED PRICE, INDEFINITE DELIVERY/INDEFINITE QUANTITY (IDIQ) CONTRACT (SEE FAR 16.504) FOR THE FOLLOWING ITEM:

CLIN 0001, M187A1 MOUNT TELESCOPE, NSN: 1240-01-483-5324, P/N: 12984689

2. THIS CONTRACT CONTAINS A REQUIREMENT FOR FIRST ARTICLE TESTING (SEE CLAUSES ES6016 AND IP7116).

3. FOR ADMINISTRATIVE PURPOSES, WHEN MULTIPLE APPROPRIATION/FUND TYPES ARE USED ON THE SAME DELIVERY ORDER, THE CLIN STRUCTURE SHALL B AS FOLLOWS:

CLIN 0001AB - PRODUCTION QTY WITH FAT
CLIN 0001AC - PRODUCTION QTY WITH FAT
CLIN 0001AD - PRODUCTION QTY WITH FAT, ETC.

4. THE PERIOD OF PERFORMANCE UNDER THIS IDIQ CONTRACT IS FIVE YEARS. THE ORDERING PERIODS (OP) ARE AS FOLLOWS:

ORDERING PERIOD (OP) 1: AWARD DATE - 30 JUN 2006
ORDERING PERIOD (OP) 2: 1 JUL 2006 - 30 JUN 2007
ORDERING PERIOD (OP) 3: 1 JUL 2007 - 30 JUN 2008
ORDERING PERIOD (OP) 4: 1 JUL 2008 - 30 JUN 2009
ORDERING PERIOD (OP) 5: 1 JUL 2009 - 30 JUN 2010

5. THE FIRM FIXED PRICES FOR ALL PERFORMANCE PERIODS ARE REFLECTED ON ATTACHMENT 001, DATED JULY 18, 2005.

6. ALL DELIVERIES ARE TO BE FOB DESTINATION. EACH DELIVERY ORDER WILL PROVIDE THE SHIPPING DESTINATION(S). EACH DELIVERY ORDER WILL REFLECT THE PRICE FOR THE QUANTITY RANGE THAT APPLIES. ALL DELIVERY ORDERS WILL BE ISSUED UNILATERALLY BY THE GOVERNMENT WITH FIRM DELIVERY DATES.

7. ALL TERMS AND CONDITIONS OF REQUEST FOR PROPOSAL W52H09-05-R-0050, AMENDMENTS THERETO, AND THE CONTRACTOR'S FINAL PROPOSAL REVISION, SUBMITTED JULY 21, 2005, ARE HEREBY INCORPORATED.

*** END OF NARRATIVE A 003 ***

A-3

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	SECURITY CLASS: Unclassified				
0001AA	DATA ITEM NOUN: FIRST ARTICLE TEST REPORT Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 3 DEL REL CD QUANTITY DAYS AFTER AWARD 001 * 0300 FOB POINT: Destination SHIP TO: (Z55555) TACOM-ROCK ISLAND ATTN AMSTA-LC-CFA ROCK ISLAND IL 61299-7630	1	LO	$ ** NSP **	$ ** NSP **
0001AB	PRODUCTION QUANT W/ FAT NOUN: M187A1 TELESCOPE MOUNT Description/Specs./Work Statement TOP DRAWING NR: 12984689 Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W52H1C) XU W0K8 USA OSC ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000		EA	$ ** N/A **	

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	MARK FOR: ATTN: DAVE HERRERA				
0002	DATA ITEM			$ ** NSP **	$ ** NSP **
	SECURITY CLASS: Unclassified				
	CONTRACTOR WILL PREPARE AND DELIVER THE TECHNICAL DATA IN ACCORDANCE WITH THE REQUIREMENTS, QUANTITIES AND SCHEDULES SET FORTH IN THE CONTRACT DATA REQUIREMENTS LISTS (DD FORM 1423), EXHIBIT A. IT IS REQUIRED THAT DATA ITEMS BE DELIVERED USING ELECTRONIC MEDIA. REFER TO THE DD FORM 1423 FOR MORE SPECIFIC ELECTRONIC DELIVERY INFORMATION				
	A DD250 IS NOT REQUIRED				
	(End of narrative A001)				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENTS LIST	01-MAR-2005	002	
Attachment 001	PRICING EVALUATION SHEET		001	
Attachment 002	DOCUMENT SUMMARY LIST		001	
Attachment 003	STATEMENT OF WORK		001	
Attachment 004	ECP H04A2085 NOR 27		001	

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Firm-Fixed-Price
Page	1 Of 3
2. Amendment/Modification No.	P00001
3. Effective Date	2006APR25
4. Requisition/Purchase Req No.	SEE SCHEDULE
5. Project No. (If applicable)	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0248

10B. Dated (See Item 13) 2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return __________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)	16A. Name And Title Of Contracting Officer (Type or print) VICKI AHLGRIM VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220
15B. Contractor/Offeror __________ (Signature of person authorized to sign)	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)
15C. Date Signed	16C. Date Signed 2006APR25

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00001	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION TO CONTRACT W52H09-05-D-0248 IS TO :

1) INCORPORATE AN ASSIGNMENT OF CLAIMS PER FAR 32.801:

PAYMENTS SHALL BE MADE ELECTRONICALLY TO:

SQUARE 1 BANK CAGE 47C05
406 BLACKWELL ST. #240
DURHAM, NC 27701

2) DELETE ALL REFERENCE TO QAPS AND AIE.

3) REMOVE ALL REFERENCE TO TRITIUM.

4) Amend MIL-M-70742:

a. Paragraph 4.6.1.4 should be replaced with: "Vibration "B". This test shall be performed as outlined in MIL-F-13926, however the frequency and duration shall be as specified in 3.5.4.2. At the conclusion of the test the mount shall meet the Performance and Illumination requirements of this specification."

b. The +150 degrees F temperature in paragraph 4.6.1.1 should be replaced by +145 degrees F. The cold storage temperature in the same paragraph (the second reference to -50 degrees F) should be replaced by -60 degrees F.

c. In table IV, replace "AQL 0.65% DEFECTIVE" with "VERIFICATION LEVEL IV"

5. On all drawings where Finish 4.10 is called out as a cleaning operation, any method of vapor degreasing or solvent cleaning that leaves a clean and water break free surface, and removes any organic contaminants or other interfering films is acceptable.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 004 ***

A 8

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00001	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION I - CONTRACT CLAUSES

	Status	Regulatory Cite	Title	Date
I-1	ADDED	52.232-23	ASSIGNMENT OF CLAIMS	JAN/1986

A 4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

Page 1 Of 3

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
P00002	2006JUL26	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.

W52H09-05-D-0248

10B. Dated (See Item 13)

2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: G

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
______________________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2006JUL26

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00002	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION P0002 TO W52H09-05-D-0248 IS TO:

1) INCORPORATE THE FOLLOWING ECPS INTO THE BASIC AWARD, ECP H05A2036, ECP H06A2004, ECP H06A5004, ECP H06A2048.

2) AS A RESULT OF THE INCORPORATION OF THE ABOVE ECPS, THERE IS NO COST IMPACT FOR INCOPORATING ECPS H05A2036, H06A2004, OR H06A5004. HOWEVER THE COST IMPACT FOR INCORPORATING ECP H06A2048 IS $202.54 PER UNIT FOR EXISTING DELIVERY ORDERS 0001 AND 0002. THE COST IMPAC FOR SUBSEQUENT DELIVERY ORDERS ISSUED AGAINST THIS CONTRACT IS $102.70 PER UNIT. A REVISED PRICING SPREADSHEET IS ATTACHED FOR SUBSEQUENT DELIVERY ORDERS.

3) ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 005 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00002	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 005	ECP H05A2036			
Attachment 006	ECP H06A2004			
Attachment 007	ECP H06A5004			
Attachment 008	ECP H06A2048			

A12

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price

Page 1 **Of** 3

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
P00003	2006AUG18	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A **PAS** S4402A5601APC **ADP PT** HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 **Facility Code**

☐ **9A. Amendment Of Solicitation No.**

9B. Dated (See Item 11)

☒ **10A. Modification Of Contract/Order No.**
W52H09-05-D-0248

10B. Dated (See Item 13)
2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror	**15C. Date Signed**	**16B. United States Of America**	**16C. Date Signed**
______________________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2006AUG18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

1413

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00003	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION P00003 TO W52H09-05-D-0248 IS TO:

1) INCORPORATE ECPS H05A5004, AND H06A2049 (SEE ATTACHMENTS 009, AND 010).

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 006 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00003	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 009	ECP H05A5004	22-DEC-2005		
Attachment 010	ECP H06A2049	07-AUG-2006		

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price	Page 1 Of 3		
2. Amendment/Modification No. P00004	3. Effective Date 2007JAN25	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0248

10B. Dated (See Item 13) 2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ____________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007JAN25

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00004	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION P00004 TO W52H0905D0248 IS TO INCORPORATE THE FOLLOWING:

1) IN PREVIOUSLY INCORPORATED ECP H05A2036 WHICH UPDATES MIL-M-70742, MAKE THE FOLLOWING CHANGES:

Replace:

3.6.4.4 Correction counter. The correction counter shall be checked at plus and minus readings of 5 and 9 mils. The angle of the Gunner's Quadrant seat shall correspond to the correction values within 0.2 mil when the elevation counter is reset to zero reading.

With:

3.6.4.4 Correction Counter - Affect on Elevation Level Bubble. Any change in position of the elevation level vial bubble shall not be greater than the thickness of a graduation line when the +9 and -9 mil values are set into the correction counter.

Replace:

4.6.2.8 Correction counter. With the mount and fixture set as outlined in 4.6.2.1, rotate the correction counter to the minimum setting specified in 3.6.4.4. Return the elevation counter to zero. By means of the fixture, level the elevation level vial of themount. Do not override this level position. Place the inspection aid on the quadrant seat assembly and set the inspection aid vial to indicate level. Read the angle on the inspection aid. This reading to be identical to the correction counter reading within the limits of 3.6.4.4. Repeat this procedure at the setting specified in 3.6.4.4 each side of zero correction.

With:

4.6.2.8 Correction Counter - Affect on Elevation Level Bubble. The position of the elevation level bubble shall conform to the requirements of 3.6.4.4 when observed during the test specified in 4.6.2.3.

2) APPROVED RFDs H06A6050, H06A6055, H06A6056, H06A6057, H06A6062, H06A6081, H06A6082, H06A6089, H06A7049, H06A7050, H06A7051, H06A7054, H06A7055, H06A7062, H06A7063, H06A7064, H06A7065, H06A7066, H06A7067.

3) APPROVED ECPs H06A2065, H06A2087.

ALL OF THE ABOVE IS DONE AT NO ADDITIONAL COST TO THE GOVERNMENT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0007 ***

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 3 of 3
	PIIN/SIIN W52H09-05-D-0248	MOD/AMD P00004	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 011	RFD H06A6050			
Attachment 012	RFD H06A6056			
Attachment 013	RFD H06A6057			
Attachment 014	RFD H06A6062			
Attachment 015	RFD H06A6081			
Attachment 016	RFD H06A6082			
Attachment 017	RFD H06A6089			
Attachment 018	RFD H06A7049			
Attachment 019	RFD H06A7050			
Attachment 020	RFD H06A7051			
Attachment 021	RFD H06A7054			
Attachment 022	RFD H06A7055			
Attachment 023	RFD H06A7062			
Attachment 024	RFD H06A7063			
Attachment 025	RFD H06A7064			
Attachment 026	RFD H06A7065			
Attachment 027	RFD H06A7066			
Attachment 028	RFD H06A7067			
Attachment 029	ECP H06A2065			
Attachment 030	ECP H06A2087			
Attachment 031	RFD H06A6055			

A18

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price			Page 1 Of 3
2. Amendment/Modification No. P00005	3. Effective Date 2007MAY01	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W52H09 TACOM-ROCK ISLAND AMSTA-LC-GAWC-B CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		7. Administered By (If other than Item 6) Code S4402A DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5601APC ADP PT HQ0339	
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.		☐ 9A. Amendment Of Solicitation No.	
		9B. Dated (See Item 11)	
		☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0248	
Code 0BK64	Facility Code	10B. Dated (See Item 13) 2005JUL27	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return __________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror __________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007MAY01

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00005	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION P00005 IS TO FORMALLY INCORPORATE THE FOLLOWING OUTSTANDING ECPS, RFDs, AND RFWs:

H07A2006, H06A2083, H07A5001, H07A6001, H07A6002, H07A6005, H07A6015

ALL OF THE ABOVE CONFIGURATION CHANGES ARE INCORPORATED AT NO ADDITIONAL COST, WITH THE EXCEPTION OF ECP H07A2006.

THE FOLLOWING COST IMPACT IS ASSOCIATED WITH INCORPORATION OF ECP H07A2006:

FOR ALL UNITS DUE TO BE DELIVERED AFTER AUGUST 30, 2007, THAT ARE CURRENTLY ON CONTRACT, THE ADDITIONAL PRICE WILL BE $774.00 PER UNIT.

FOR ALL UNITS WITH A SCHEDULED DELIVERY DATE ON OR BEFORE AUGUST 30 2007, THE ADDITIONAL PRICE WILL BE * PER UNIT.
THIS ADDITIONAL COST IS TO COVER ALL COSTS ASSOCIATED WITH RETROFITTING THE NEW GEARS INTO THE M187.

FUTURE ORDERS ON THIS CONTRACT WILL WILL BE AT AN ADDITIONAL COST OF * PER UNIT.

A REVISED PRICING EVALUATION SHEET IS ATTACHED.

THE OLD GEARS THAT HAVE BEEN PURCHASED FOR THIS CONTRACT, AND/OR REPLACED WITH NEW GEARS SHALL BE SHIPPED TO THE GOVERNMENT UPON REQUEST. SHIPPING INSTRUCTIONS WILL BE PROVIDED AT TIME OF REQUEST.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0008 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00005	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 032	H07A2006			
Attachment 033	H06A2083			
Attachment 034	H07A5001			
Attachment 035	H07A6001			
Attachment 036	H07A6002			
Attachment 037	H07A6005			
Attachment 038	H07A6015			

1792 Bas 0

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Firm-Fixed-Price
Page 1 Of 3	
2. Amendment/Modification No.	P00006
3. Effective Date	2008JUL17
4. Requisition/Purchase Req No.	SEE SCHEDULE
5. Project No. (If applicable)	
6. Issued By (Code W52H09)	TACOM-ROCK ISLAND AMSTA-LC-IBC CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL
7. Administered By (If other than Item 6) (Code S4402A)	DCMA TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5601APC ADP PT HQ0339
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)	OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.
Code	0BK64
Facility Code	
☐ 9A. Amendment Of Solicitation No.	
9B. Dated (See Item 11)	
☒ 10A. Modification Of Contract/Order No.	W52H09-05-D-0248
10B. Dated (See Item 13)	2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)	
16A. Name And Title Of Contracting Officer (Type or print)	LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541
15B. Contractor/Offeror	(Signature of person authorized to sign)
15C. Date Signed	
16B. United States Of America	By /SIGNED/ (Signature of Contracting Officer)
16C. Date Signed	2008JUL17

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

1792 Base 7 20

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page
Firm-Fixed-Price	1 Of 3

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
P00006		SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.

W52H09-05-D-0248

10B. Dated (See Item 13)

2005JUL27

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Contract Expiration Date: 2010JUN30

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
Renita Rutherford-Drake Contract Administrator		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
[signature] (Signature of person authorized to sign)	7/14/08	By ________ (Signature of Contracting Officer)	

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00006	Page 2 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION P00006 TO W52H0905D0248 IS TO:

1) Incorporate the following approved engineering actions: H07A2045, H07A2071, H07A5014, H07A6022, H07A6030, H07A6039, H07A6040, H07A6042, H07A6043, H07A6091, H07A7020, H07A7026, H07A7034

PART NUMBER 8261858, REPLACE 20 degrees +/- 15 minutes WITH 19 degrees +/- 15

2) Settle a Request for Equitable Adjustment due to ongoing technical data problems. The negotiated equitable adjustment resulted in lump sum payment of * to be paid on delivery order 0001; a unit price adjustment of * each to be paid on delivery order 0001, and a unit price increase of * to be paid on delivery orders 0002, 0003, 0004, and any future delivery orders. A revised pricing sheet is attached.

THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THI MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, OR OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008.

2) REVISE THE DELIVERY SCHEDULE ON EACH INDIVIDUAL DELIVERY ORDER.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

*** END OF NARRATIVE A0009 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248 MOD/AMD P00006	Page 3 of 3

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0039	H07A2045			
Attachment 0040	H07A2071			
Attachment 0041	H07A5014			
Attachment 0042	H07A6022			
Attachment 0043	H07A6030			
Attachment 0044	H07A6039			
Attachment 0045	H07A6040			
Attachment 0046	H07A6042			
Attachment 0047	H07A6043			
Attachment 0048	H07A6091			
Attachment 0049	H07A7020			
Attachment 0050	H07A7026			
Attachment 0051	H07A7034			

ORDER FOR SUPPLIES OR SERVICES

1. CONTRACT PURCH ORDER/AGREEMENT NO.	2. DELIVERY ORDER/CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQUISITION/PURCH REQUEST NO.	5. PRIORITY
W52H09-05-D-0248	0001	2005JUL27	SEE SCHEDULE	DOA5

6. ISSUED BY CODE W52H09
TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
LINDA M MAES (309)782-3657
ROCK ISLAND IL 61299-7630
EMAIL: LINDA.MAES@US.ARMY.MIL

7. ADMINISTERED BY (If other than 6) CODE S4402A
DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843
SCD: A PAS: S4402A5601APC ADP PT: HQ0339

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER (See Schedule if other)

9. CONTRACTOR CODE 0BK64 FACILITY
NAME AND ADDRESS
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769
TYPE BUSINESS: Other Small Business Performing in U.S.

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD)
SEE SCHEDULE

11. X IF BUSINESS IS
[X] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMAN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Block 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
PO BOX 182381
COLUMBUS OH 43218-2381

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2

16. TYPE OF ORDER
DELIVERY/CALL [X] THIS DELIVERY ORDER IS ISSUED ON ANOTHER GOVERNMENT AGENCY OR IN ACCORDANCE WITH AND SUBJECT TO TERMS AND CONDITIONS OF ABOVE NUMBERED CONTRACT.
PURCHASE [ ] Reference your [ ] Oral [ ] Written Quotation ____, Dated ____. furnish the following on terms specified herein.
ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR | SIGNATURE | TYPED NAME AND TITLE | DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICE	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE CONTRACT TYPE: Firm-Fixed-Price KIND OF CONTRACT: Supply Contracts and Priced Orders				

* If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA
VICKI AHLGRIM /SIGNED/
VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220
BY: CONTRACTING/ORDERING OFFICER

25. TOTAL $1,401,734.11
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
f. TELEPHONE NUMBER
g. E-MAIL ADDRESS

28. SHIP. NO. [ ] PARTIAL [ ] FINAL
29. D.O. VOUCHER NO.
30. INITIALS
31. PAYMENT [ ] COMPLETE [ ] PARTIAL [ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
34. CHECK NUMBER
35. BILL OF LADING NO.

36. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT
38. RECEIVED BY (Print)
39. DATE RECEIVED (YYYYMMMDD)
40. TOTAL CONTAINERS
41. S/R ACCOUNT NUMBER
42. S/R VOUCHER NO.

A26

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	Page 2 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SUPPLEMENTAL INFORMATION

1. This Delivery Order 0001 formalizes and incorporates the letter award issued to Optex Systems Inc. on July 27, 2005, for the following items:

CLIN 0001AA - First Article Test Report (Not Separately Priced)

CLIN 0001AB - * each, M187A1 Mount Telescope, NSN: 1240-01-483-5324, P/N: 12984689, unit price * *, total *

CLIN 0001AC- * each, M187A1 Mount Telescope, NSN: 1240-01-483-5324, P/N: 12984689, unit price * ', total *

*Delivery Order 0001 is issued during Ordering Period (OP) 1. The unit price for the M187A1 Mount Telescope for the applicable quantit range in Ordering Period 1 is * The price for First Article Test ($4,800.00) has been amortized over the 329 units being awarded in this Delivery order 0001, resulting in a unit price of *

2. In accordance with the terms and conditions of W52H09-05-D-0248, this Delivery Order 0001 obligates the guaranteed minimum quantity of * each M187A1 Mount Telescope.

3. CLIN 0001AB includes the First Article Test requirement (3 each for first article test/2 each for first article confirmatory test).

4. See Section B for delivery schedule.

5. The total dollar value of this Delivery Order is corrected, from the $1,401,734.10 stated in the letter award of July 27, 2005, to $1,401,734.11.

6. All terms and conditions of the Basic Contract W52H09-05-D-0248 apply.

*** END OF NARRATIVE A 001 ***

***Confidential Treatment Requested**

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	Page 3 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AA	DATA ITEM NOUN: FIRST ARTICLE TEST REPORT Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 Deliveries or Performance DOC REL CD: 001 / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD: 3 DEL REL CD: 001 / QUANTITY: * / DEL DATE: 30-MAY-2006 FOB POINT: Destination SHIP TO: (Z55555) TACOM-ROCK ISLAND ATTN AMSTA-LC-CFA ROCK ISLAND IL 61299-7630 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001	*	LO	$ ** NSP **	$ ** NSP **
0001AB	PRODUCTION QUANTITY NOUN: MOUNT,TELESCOPE AND PRON: W15AAC06M1 PRON AMD: 02 ACRN: AA AMS CD: 33104540041 Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI P12984689 LEVEL PRESERVATION: Military LEVEL PACKING: A Inspection and Acceptance	*	EA	$ *	$ 762,645.61

*Confidential Treatment Requested

A28

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	Page 4 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION: Origin ACCEPTANCE: Origin				

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095181T700	W52H1C	J		1

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QUANTITY	DEL DATE
001	*	25-OCT-2006
002	*	27-NOV-2006
003	*	27-DEC-2006
004	*	25-JAN-2007
005	*	26-FEB-2007
006	*	26-MAR-2007
007	*	25-APR-2007
008	*	25-MAY-2007
009	*	25-JUN-2007
010	*	25-JUL-2007
011	*	24-AUG-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA OSC ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 639,088.50

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 02 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	Page 5 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0951802900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	25-OCT-2006
002	*	27-NOV-2006
003	*	27-DEC-2006
004	*	25-JAN-2007
005	*	26-FEB-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA OSC ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H0952082901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	26-FEB-2007
002	*	26-MAR-2007
003	*	25-APR-2007
004	*	25-MAY-2007
005	*	25-JUN-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W25G1U) XU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
BUILDING MISSION DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD	Page 6 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT	ACCOUNTING CLASSIFICATION	JOB ORDER NUMBER	ACCOUNTING STATION		OBLIGATED AMOUNT
0001AB	W15AAC06M1 33104540041 W15M378791M1	AA	2	21 52033000056D6D02P33104526KB S11116	576C06	W52H09	$	*
0001AC	M151R095M1 060011	AB	2	97 X4930AC9G 6D 26KB S11116		W52H09	$	*
						TOTAL	$	*

SERVICE NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		OBLIGATED AMOUNT
Army	AA	21 52033000056D6D02P33104526KB S11116	W52H09	$	*
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
			TOTAL	$	1,401,734.11

*Confidential Treatment Requeste

A31

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 2

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
01	2006MAY18	SEE SCHEDULE	

6. Issued By Code W52H09	7. Administered By (If other than Item 6) Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-CFA-C CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL	DCMA DALLAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.	☐	9A. Amendment Of Solicitation No.
		9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0248/0001
Code 0BK64 Facility Code		10B. Dated (See Item 13) 2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) VICKI AHLGRIM VICKI.AHLGRIM@US.ARMY.MIL (309)782-3220	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2006MAY18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 01	Page 2 of 2

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION TO DELIVERY ORDER 0001 TO BASIC AWARD W52H09-05-D-0248 IS TO:

1) ALLOW FOR THE PURCHASE OF LONG LEAD ITEMS PRIOR TO FIRST ARTICLE APPROVAL TO FACILITATE ON-TIME DELIVERY, in accordance with clause I-80 of the contract, FAR 52.209-3, First Article Approval - Contractor Testing, Alternate I and Alternate II.

The following items are hereby authorized as long lead items. The cost associated with these items may include the purchase of materials as well as production to the extent essential to meet the delivery schedule.

Material	PO Amount	Delivery
Bearings	*	8-10 weeks
Castings	*	14-16 weeks
Circuit Card	*	16 weeks
Connectors	*	6 weeks
Counter	*	16 weeks
Fiber Optic	*	8 weeks
Gear	*	12-20 weeks
Hardware	*	6-12 weeks
ID Plate	*	6 weeks
Level	*	8 weeks
Machined Components	*	6-16 weeks
Optics	*	12-14 weeks
Spring	*	8-12 weeks
Valve	*	8-12 weeks

TOTAL $886,119.23

In accordance with the DOD Progress Payments clause, DFARS 252.232-7004, by reference clause I-59 of the contract, payment requests may be submitted for no more than 90% of the above amount, or * , accompanied by supporting documentation.

2) As a result of number 1 above, FAR 52.232-4506 Progress Payment Limitation, is hereby superceded by the above.

3) Payments shall be made in sequential ACRN order.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 002 ***

*Confidential Treatment Requested

A33

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page 1 Of 6
Firm-Fixed-Price	

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
02	2006JUL26	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

KIND MOD CODE: B

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☒ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
____________________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2006JUL26

434

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02	Page 2 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 02 TO W52H0905D0248 DELIVERY ORDER 0001 IS TO:

1) INCREASE THE UNIT PRICE OF CLINS 0001AB AND 0001AC BY * EACH, DUE TO THE INCORPORATION OF A COST IMPACTING ECP (H06A2048). THIS ECP INVOLVES RETROFITTING A NEW QUICK DISCONNECT TO UNITS CURRENTLY IN PRODUCTION (329), BUT ALLOWING FIRST ARTICLE TO BE APPROVED WITH THE ORIGINAL CONFIGURATION.

2) THIS IS A TOTAL INCREASE TO THIS DELIVERY ORDER OF *

3) REVISE THE DELIVERY DATE FOR THE FIRST ARTICLE TEST REPORT FROM 30-MAY-2006 TO 30-AUG-2006. THIS IS DONE AT NO COST DUE TO TECHNICAL REVISIONS WHICH WERE NO FAULT OF THE CONTRACTOR.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 003 ***

*Confidential Treatment Requested

A35

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02	Page 3 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001AA	DATA ITEM	*	LO	$ ** NSP **	$ ** NSP **
0001AB	PRODUCTION QUANTITY	*	EA	$ * 2	$ 802,122.27

0001AA

DATA ITEM

NOUN: FIRST ARTICLE TEST REPORT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Destination
Government Approval/Disapproval Days: 30

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001					3

DEL REL CD	QUANTITY	DEL DATE
001	*	30-AUG-2006

FOB POINT: Destination

SHIP TO:
(Z55555) CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

0001AB

PRODUCTION QUANTITY

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 02 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095181T700	W52H1C	J		1

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QUANTITY	DEL DATE
001	*	25-OCT-2006

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02	Page 4 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	002 * 27-NOV-2006				
	003 * 27-DEC-2006				
	004 * 25-JAN-2007				
	005 * 26-FEB-2007				
	006 * 26-MAR-2007				
	007 * 25-APR-2007				
	008 * 25-MAY-2007				
	FOB POINT: Destination				
	SHIP TO: FREIGHT ADDRESS (W52H1C) XU W0K8 USA ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 672,169.50
	NOUN: MOUNT,TELESCOPE AND PRON: M151R095M1 PRON AMD: 02 ACRN: AB AMS CD: 060011				
	Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI P12984689 LEVEL PRESERVATION: Military LEVEL PACKING: A				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 W52H0951802900 W52H1C J 1				
	DEL REL CD / QUANTITY / DEL DATE				
	001 * 25-OCT-2006				
	002 * 27-NOV-2006				
	003 * 27-DEC-2006				
	004 * 25-JAN-2007				
	005 * 26-FEB-2007				

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	26-FEB-2007
002	*	26-MAR-2007
003	*	25-APR-2007
004	*	25-MAY-2007
005	*	25-JUN-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 02	Page 6 of 6

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AB	W15AAC06M1 33104540041 W15M378791M1	AA	2 576C06	$	*	$	*	$	*
0001AC	M151R095M1 060011	AB	2	$	*	$	*	$	*
					NET CHANGE	$	*		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AA	21 52033000056D6D02P33104526KB S11116	W52H09	$	*
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
			NET CHANGE	$	*

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	*	$	1,474,291.77

*Confidential Treatment Requested

A39

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Firm-Fixed-Price
Page	1 Of 8
2. Amendment/Modification No.	03
3. Effective Date	2006NOV28
4. Requisition/Purchase Req No.	SEE SCHEDULE
5. Project No. (If applicable)	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-CFA-C
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return __________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)	16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541

15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
__________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2006NOV28

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

A40

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03	Page 2 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO PROVIDE GOVERNMENT FURNISHED MATERIAL (GFM) TO BE USED TOWARDS FIRST ARTICLE TESTING, IF THE CONTRACTOR DESIRES, CONSISTING OF THE FOLLOWING:

1. FOUR (4) EACH HOUSING P/N 8261799, WILL BE PROVIDED AS GFM.

2. GFM SHALL BE SHIPPED TO: OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR.
RICHARDSON, TX 75081

3. AS A RESULT OF THE ABOVE, THE DUE DATE FOR THE FIRST ARTICLE TEST REPORT (CLIN 0001AA) IS REVISED
FROM: 30 AUG 2006 TO: 12 Jan 2007

4. FIRST ARTICLE INSPECTION, TEST AND ENVIRONMENTAL, SHALL BE RECONDUCTED UPON RECEIPT OF CONTRACTOR PRODUCED PART, 8261799. NO DELIVERIES OF M187A1 MOUNTS SHALL BE ACCEPTED BY THE GOVERNMENT USING CONTRACTOR MANUFACTURED PART, PN: 8261799, UNLESS FIRST ARTICLE TESTING IS CONDUCTED ON BOTH THE PART AND THE ENTIRE M187A1 MOUNT SYSTEM.

4. THE PRODUCTION SCHEDULES ARE ALSO REVISED ACCORDINGLY. SEE SCHEDULE B.

5. THIS IS DONE AT NO COST TO EITHER PARTY, DUE TO ONGOING TECHNICAL CLARIFICATIONS AND OMISSIONS THAT HAVE BEEN ENCOUNTERED UP TO THI POINT.

6. REPLACEMENT PARTS WILL BE RETURNED TO THE GOVERNMENT, UPON RECEIPT BY OPTEX OF ACCEPTABLE PARTS FROM THEIR SUPPLIER. THE REPLACEMENT PARTS SHALL BE RETURNED TO:

TACOM - ROCK ISLAND
ATTN: AMSTA-LC-QAWC-B/CHRIS CARSON
BLDG 104, 2ND FLOOR SE
1 ROCK ISLAND ARSENAL
ROCK ISLAND, IL 61299-7630

7. The contractor hereby waives all rights and claims for equitable adjustment to such facts and circumstances giving rise to the incorporation of the above stated changes. The contractor specifically waives andy and all types of claims which it has or may have against the government related to any delay resulting from the incorporation of the stated changes in the contract.

8. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0004 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03	Page 3 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AA	DATA ITEM NOUN: FIRST ARTICLE TEST REPORT Packaging and Marking Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Destination Government Approval/Disapproval Days: 30 Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 / / / / / 3 DEL REL CD / QUANTITY / DEL DATE 001 / * / 12-JAN-2007 FOB POINT: Destination SHIP TO: (Z55555) CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001	*	LO	$ ** NSP **	$ ** NSP **
0001AB	PRODUCTION QUANTITY NOUN: MOUNT,TELESCOPE AND PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA AMS CD: 33104540041 Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI P12984689 LEVEL PRESERVATION: Military LEVEL PACKING: A Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance	*	EA	$ *	$ *

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03	Page 4 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	DOC REL CD 001 · MILSTRIP W52H095181T700 · SUPPL ADDR W52H1C · SIG CD J · MARK FOR · TP CD 1				
	PROJ CD G19 · BRK BLK PT				
	DEL REL CD · QUANTITY · DEL DATE				
	001 DELETED				
	002 DELETED				
	003 DELETED				
	004 * 28-JAN-2007				
	005 * 28-FEB-2007				
	006 * 28-MAR-2007				
	007 * 28-APR-2007				
	008 * 28-MAY-2007				
	009 * 28-JUN-2007				
	010 * 28-JUL-2007				
	011 * 28-AUG-2007				
	012 * 28-SEP-2007				
	013 * 28-OCT-2007				
	FOB POINT: Destination				
	SHIP TO: FREIGHT ADDRESS (W52H1C) XU W0K8 USA ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 672,169.50
	NOUN: MOUNT,TELESCOPE AND PRON: M151R095M1 PRON AMD: 04 ACRN: AB AMS CD: 060011				
	Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI P12984689 LEVEL PRESERVATION: Military LEVEL PACKING: A				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance				

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 03	Page 5 of 8

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095180Z900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
001	DELETED	
002	DELETED	
003	DELETED	
004	*	28-FEB-2007
005	*	28-MAR-2007
006	*	28-APR-2007
007	*	28-MAY-2007
008	*	28-JUN-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	28-MAR-2007
002	*	28-APR-2007
003	*	28-MAY-2007
004	*	28-JUN-2007
005	*	28-JUL-2007
006	*	28-AUG-2007

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

SECTION I - CONTRACT CLAUSES

	Status	Regulatory Cite	Title	Date
I-1	ADDED	52.245-19	GOVERNMENT PROPERTY FURNISHED "AS IS"	APR/1984
I-2	ADDED	52.245-2	GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)	MAY/2004

a. Government-furnished property. (1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications together with any related data ar information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as "Government-furnished property").

(2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished "as is" will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

(3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contracto shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(4) If Government-furnished property is not delivered to the Contractor by the required time, the Contracting Officer shall, upon the Contractor's timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

b. Changes in Government-furnished property. (1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract, or (ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.

(2) Upon the Contractor's written request, the Contracting Officer shall make an equitable adjustment to the contract in accordanc with paragraph (h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any:

(i) Decrease or substitution in this property pursuant to subparagraph (b)(1) above; or

(ii) Withdrawal of authority to use this property, if provided under any other contract or lease.

c. Title in Government property.

(1) The Government shall retain title to all Government-furnished property.

(2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Governme property become a fixture or lose its identity as personal property by being attached to any real property.

(3) Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

(4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse t Contractor as a direct item of cost under this contract -

(i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such materia and

(ii) Title to all other material shall pass to and vest in the Government upon -

(A) Issuance of the material for use in contract performance;

(B) Commencement of processing of the material or its use in contract performance; or

(C) Reimbursement of the cost of the material by the Government, whichever occurs first.

d. Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

e. Property administration. (1) The Contractor shall be responsible and accountable for all Government property provided under th contract and shall comply with Federal Acquisition Regulation (FAR) Subpart 45.5, as in effect on the date of this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice and the applicable provisions of Subpart 45.5 of the FAR.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.

f. Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

g. Risk of loss. Unless otherwise provided in this contract, the Contractor assume the risk of, and shall be responsible for, any loss or destruction of, or damage to, Government property upon its delivery to the Contractor or upon passage of title to the Governmer under paragraph (c) of this clause. However, the Contractor is not responsible for reasonable wear and tear to Government property or for Government property properly consumed in performing this contract.

h. Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision i accordance with the procedures of the Change clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor's exclusive remedy. The Government shall not be liable to suit for breach of contract for -

(1) Any delay in delivery of Government-furnished property;

(2) Delivery of Government-furnished property in a condition not suitable for its intended use;

(3) A decrease in or substitution of Government-furnished property; or

(4) Failure to repair or replace Government property for which the Government is responsible.

(i) Government property disposal. Except as provided in paragraphs (i)(1)(i), (i)(2), and (i)(8)(i) of this clause, the Contracto shall not dispose of Government property until authorized to do so by the Plant Clearance Officer.

(1) Scrap (to which the Government has obtained title under paragraph (c) of this clause).

(i) Contractor with an approved scrap procedure.

(A) The Contractor may dispose of scrap resulting from production or testing under this contract without Government approval. However, if the scrap requires demilitarization or is sensitive property, the Contractor shall submit the scrap on an inventory dispos schedule.

(B) For scrap from other than production or testing the Contractor may prepare scrap lists in lieu of inventory disposal schedule (provided such lists are consistent with the approved scrap procedures), except that inventory disposal schedules shall be submitted f scrap aircraft or aircraft parts and scrap that:

(1) Requires demilitarization;

(2) Is a classified item;

(3) Is generated from classified items;

(4) Contains hazardous materials or hazardous wastes;

(5) Contains precious metals; or

(6) Is dangerous to the public health, safety, or welfare.

(ii) Contractor without an approved scrap procedure. The Contractor shall submit an inventory disposal schedule for all scrap.

(2) Pre-disposal requirements. When the Contractor determines that a property item acquired or produced by the Contractor, to whi the Government has obtained title under paragraph (c) of this clause, is no longer needed for performance of this contract, the Contractor, in the following order of priority:

(i) May purchase the property at the acquisition cost.

(ii) Shall make reasonable efforts to return unused property to the appropriate supplier at fair market value (less, if applicabl a reasonable restocking fee that is consistent with the supplier's customary practices).

(iii) Shall list, on Standard Form 1428, Inventory Disposal Schedule, property that was not purchased under paragraph (i)(2)(i) o this clause, could not be returned to a supplier, or could not be used in the performance of other Government contracts.

(3) Inventory disposal schedules.

(i) The Contractor shall use Standard Form 1428, Inventory Disposal Schedule, to identify:

(A) Government-furnished property that is no longer required for performance of this contract, provided the terms of another Government contract do not require the Government to furnish that property for performance of that contract; and

(B) Property acquired or produced by the Contractor, to which the Government has obtained title under paragraph (c) of this claus that is no longer required for performance of that contract.

(ii) The Contractor may annotate inventory disposal schedules to identify property the Contractor wishes to purchase from the Government.

(iii) Unless the Plant Clearance Officer has agreed otherwise, or the contract requires electronic submission of inventory dispos schedules, the Contractor shall prepare separate inventory disposal schedules for:

(A) Special test equipment with commercial components;

(B) Special test equipment without commercial components;

(C) Printing equipment;

(D) Computers, components thereof, peripheral equipment, and related equipment;

(E) Precious Metals;

(F) Nonnuclear hazardous materials or hazardous wastes; or

(G) Nuclear materials or nuclear wastes.

(iv) Property with the same description, condition code, and reporting location may be grouped in a single line item. The Contractor shall describe special test equipment in sufficient detail to permit an understanding of the special test equipment's intended use.

(4) Submission requirements. The Contractor shall submit inventory disposal schedules to the Plant Clearance Officer no later tha

(i) Thirty days following the Contractor's determination that a Government property item is no longer required for performance of the contract;

(ii) Sixty days, or such longer period as may be approved by the Plant Clearance Officer, following completion of contract deliveries or performance; or

(iii) One hundred twenty days, or such longer period as may be approved by the Plant Clearance Officer, following contract termination in whole or in part.

(5) Corrections. The Plant Clearance Officer may require the Contractor to correct an inventory disposal schedule or may reject a

schedule if the property identified on the schedule is not accountable under this contract or is not in the quantity or condition indicated.

(6) Postsubmission adjustments. The Contractor shall provide the Plant Clearance Officer at least 10 working days advance written notice of its intent to remove a property item from an approved inventory disposal schedule. Unless the Plant Clearance Officer objects to the intended schedule adjustment within the notice period, the Contractor may make the adjustment upon expiration of the notice period.

(7) Storage.

(i) The Contractor shall store the property identified on an inventory disposal schedule pending receipt of disposal instructions. The Government's failure to provide disposal instructions within 120 days following acceptance of an inventory disposal schedule might entitle the Contractor to an equitable adjustment for costs incurred to store such property on or after the 121st day.

(ii) The Contractor shall obtain the Plant Clearance Officer's approval to remove Government property from the premises at which the property is currently located prior to receipt of final disposition instructions. If approval is granted, any costs incurred by the Contractor to transport or store the property shall not increase the price or fee of any Government contract. The storage facility shall be appropriate for assuring the property's physical safety and suitability for use. Approval does not relieve the Contractor of any liability under this contract for such property.

(8) Disposition instructions.

(i) If the Government does not provide disposition instructions to the Contractor within 45 days following acceptance of a scrap list, the Contractor may dispose of the listed scrap in accordance with the Contractor's approved scrap procedures.

(ii) The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of Government property as directed by the Plant Clearance Officer. The Contractor shall remove and destroy any markings identifying the property as Government property prior to disposing of the property.

(iii) The Contracting Officer may require the Contractor to demilitarize the property prior to shipment or disposal. Any equitable adjustment incident to the Contracting Officer's direction to demilitarize Government property shall be made in accordance with paragraph (h) of this clause.

(9) Disposal proceeds. The Contractor shall credit the net proceeds from the disposal of Government property to the price or cost of work covered by this contract or to the Government as the Contracting Officer directs.

(10) Subcontractor inventory disposal schedules. The Contractor shall require a subcontractor that is using property accountable under this contract at a subcontractor-managed site to submit inventory disposal schedules to the Contractor in sufficient time for the Contractor to comply with the requirements of paragraph (i)(4) of this clause.

(j) Abandonment of Government property.

(1) The Government will not abandon sensitive Government property without the Contractor's written consent.

(2) The Government, upon notice to the Contractor, may abandon any nonsensitive Government property in place at which time all obligations of the Government regarding such abandoned property shall cease.

(3) The Government has no obligation to restore or rehabilitate the Contractor's premises under any circumstances; however, if Government-furnished property is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

k. Communications. All communications under this clause shall be in writing.

l. Overseas contracts. If this contract is to be performed outside of the United States and its outlying areas, the words "Government" and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government" and "United States Government-furnished," respectively.

(IF7117) (End of Clause)

A47

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code Firm-Fixed-Price	Page 1 Of 5		
2. Amendment/Modification No. 04	3. Effective Date 2007APR02	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ______ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2007APR02

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

TOHE PURPOSE OF THIS MODIFICATION 04 TO W52H09-05-D-0248 DO 0001, IS TO REVISE THE DELIVERY SCHEDULE. SEE SCHEDULE B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0005 ***

A49

CONTINUATION SHEET

Reference No. of Document Being Continued
PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 802,122.27

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095181T700	W52H1C	J		1

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QUANTITY	DEL DATE
004	*	30-APR-2007
005	*	30-MAY-2007
006	*	30-JUN-2007
007	*	30-JUL-2007
008	*	30-AUG-2007
009	*	30-SEP-2007
010	*	30-OCT-2007
011	*	30-NOV-2007
012	*	30-DEC-2007
013	*	30-JAN-2008

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

A50

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	*	EA	$*	$ 672,169.50

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 04 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095180Z900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
004	*	30-MAY-2007
005	*	30-JUN-2007
006	*	30-JUL-2007
007	*	30-AUG-2007
008	*	30-SEP-2007

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU WOK8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-JUN-2007
002	*	30-JUL-2007
003	*	30-AUG-2007
004	*	30-SEP-2007
005	*	30-OCT-2007
006	*	30-NOV-2007

*Confidential Treatment Requested

A > I

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 04	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	FOB POINT: Destination SHIP TO: FREIGHT ADDRESS (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 MISSION DRIVE DOOR 113 134 NEW CUMBERLAND PA 17070-5001 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				

A52

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price		Page 1 Of 10	
2. Amendment/Modification No.: 05	3. Effective Date: 2007APR26	4. Requisition/Purchase Req No.: SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-GAWC-B
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.: W52H09-05-D-0248/0001

10B. Dated (See Item 13): 2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ______ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ______ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print): LISA DEVLIN, LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror: ______ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed: 2007APR26

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

A53

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05	Page 2 of 10

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
AS A RESULT OF THE INCORPORATION OF ECP H07A2006:

1) THE PRICE ON DELIVERIES SCHEDULED AFTER AUGUST 30, 2007 (CLINS 1001AB AND 1001AC) INCLUDES AN ADDITIONAL * PER UNIT, FOR A TOTAL UNIT PRICE OF *

FOR ADMINISTRATIVE PURPOSES BILLING AGAINST CLIN 0001AB WILL BE BILLED AGAINST THAT CLIN AT THE ORIGINAL PRICE OF * AND AGAINST CLIN 1001AB FOR THE ADDITIONAL * PER UNIT FOR INCORPORATION OF THE NEW GEARS.

2) THE PRICE ON DELIVERIES SCHEDULED ON OR BEFORE AUGUST 30, 2007 WILL REMAIN AT * AND DELIVERED AS SCHEDULED AGAINST CLINS 0001AB AND 0001AC. THE GOVERNMENT WILL RETURN THESE ASSETS TO OPTEX, TO BE RETROFITTED WITH THE NEW GEARS, AS THEY ARE REPLACED WITH THE NEW CONFIGURATION ASSETS.

3) UPON SHIPMENT OF THESE NEWLY RETROFITTED ASSETS (CLINS 2001AB, AND 2001AC), OPTEX MAY BILL FOR THE ADDITIONAL * PER UNIT.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A 0006 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05	Page 3 of 10

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 802,122.27

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

ITEMS SCHEDULED TO BE DELIVERED ON OR BEFORE 30-AUG-2007 SHALL BE SHIPPED WITH THE WORM GEARS CALLED OUT IN THE ORIGINAL TDP. THEY WILL BE RETURNED TO CONTRACTOR AT A LATER DATE TO BE UPGRADED WITH THE NEW WORM GEARS AS PER ECP H06A2006, AND BILLED AGAINST CLIN 2001AB UPON RETURN TO GOVERNMENT.

ITEMS SCHEDULED TO BE DELIVERED AFTER 30-AUG-2007 SHALL ALSO BE BILLED AGAINST CLIN 1001AB AT A PRICE OF $774 EACH, AS THEY SHALL CONTAIN NEW WORM GEARS, PER ECP H06A2006.

(End of narrative B001)

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095181T700	W52H1C	J		1

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QUANTITY	DEL DATE
004	*	30-APR-2007
005	*	30-MAY-2007
006	*	30-JUN-2007
007	*	30-JUL-2007
008	*	30-AUG-2007
009	*	30-SEP-2007

*Confidential Treatment Requested

A55

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05	Page 4 of 10

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	010 * 30-OCT-2007 011 * 30-NOV-2007 012 * 30-DEC-2007 013 * 30-JAN-2008				
	FOB POINT: Destination				
	SHIP TO: FREIGHT ADDRESS (W52H1C) XU W0K8 USA ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 358,490.40
	NOUN: MOUNT,TELESCOPE AND PRON: M151R095M1 PRON AMD: 06 ACRN: AB AMS CD: 060011				
	THESE ITEMS SHALL BE SHIPPED AS SCHEDULED WITH THE WORM GEARS, AS CALLED OUT IN THE ORIGINAL TDP. THEY SHALL BE RETURNED AT A LATER DATE TO BE UPGRADED WITH THE NEW WORM GEARS PER ECP H06A2006, AND BILLED AGAINST CLIN 2001AC.				
	(End of narrative B001)				
	Packaging and Marking PACKAGING/PACKING/SPECIFICATIONS: SPI P12984689 LEVEL PRESERVATION: Military LEVEL PACKING: A				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance				

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095180Z900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
004	*	30-MAY-2007
005	*	30-JUN-2007
006	*	30-JUL-2007
007	*	30-AUG-2007

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05	Page 5 of 10

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	008 DELETED FOB POINT: Destination SHIP TO: PARCEL POST ADDRESS (W52H1C) XU W0K8 USA ROCK ISL ARSENAL TRANSPORTATION OFFICE BLDG 102 RODMAN AVE AND GILLESPIE ROCK ISLAND IL 61299-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001 DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 002 W52H0952082901 W25G1U J 1 DEL REL CD / QUANTITY / DEL DATE 001 * 30-JUN-2007 002 * 30-JUL-2007 003 * 30-AUG-2007 004 DELETED 005 DELETED 006 DELETED FOB POINT: Destination SHIP TO: PARCEL POST ADDRESS (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 MISSION DRIVE DOOR 113 134 NEW CUMBERLAND PA 17070-5001 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				
1001	NSN: 1240-01-483-5324 SECURITY CLASS: Unclassified				
1001AB	SERVICES LINE ITEM NOUN: INC OF ECP, M187 WROM SHAFT PRON: W16ALC37M1 PRON AMD: 01 ACRN: AC AMS CD: 31303334015 ITEMS SCHEDULED TO SHIP ON CLIN 0001AB AFTER 30-AUG-2007 SHALL ALSO BE BILLED AGAINST THIS CLIN 1001AB FOR $774 EAHC UP TO 109 UNITS SHIPPED ON CLIN 0001AB. (End of narrative B001) Inspection and Acceptance				$ *

*Confidential Treatment Requested

457

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05	Page 6 of 10

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-JUN-2008				
	$ *				
1001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 367,859.10
	NOUN: MOUNT,TELESCOPE AND PRON: M151R095M1 PRON AMD: 06 ACRN: AB AMS CD: 060011				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
	Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W52H095180Z900 W52H1C J 1 DEL REL CD QUANTITY DEL DATE 001 * 30-SEP-2007				
	FOB POINT: Destination				
	SHIP TO: FREIGHT ADDRESS (W52H1C) XU WOK8 USA ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				
	DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 002 W52H095208Z901 W25G1U J 1 DEL REL CD QUANTITY DEL DATE 001 * 30-SEP-2007 002 * 30-OCT-2007 003 * 30-NOV-2007				
	FOB POINT: Destination				
	SHIP TO: FREIGHT ADDRESS (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 MISSION DRIVE DOOR 113 134				

*Confidential Treatment Requested

A58

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	NEW CUMBERLAND PA 17070-5001 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				
2001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
2001AB	MAINTENANCE AND OVERHAUL: DELIVERABLE NOUN: MOUNT,TELESCOPE AND PRON: W16AKC37M1 PRON AMD: 01 ACRN: AC AMS CD: 31303334015 THESE ARE GOVERNMENT OWNED ASSETS THAT HAVE BEEN PREVIOUSLY SHIPPED AGAINST CLIN 0001AB AND RETURNED TO OPTEX TO BE UPGRADED WITH NEW WORM GEARS PER ECP H07A2006. THESE ITEMS SHALL BE BILLED AT A PRICE OF $1034 EACH, UP TO A QUANTITY OF 109, UPON DELIVERY BACK TO THE GOVERNMENT. (End of narrative B001)	*	EA	$ *	$ 72,380.00

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H097107T731	W52H1C	J		3

PROJ CD	BRK BLK PT
G19	

DEL REL CD	QUANTITY	DEL DATE
001	*	30-MAY-2008

FOB POINT: Destination

SHIP TO: FREIGHT ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

NEW CONFIGURATION

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05	Page 8 of 10

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	(End of narrative A001)				
2001AC	MAINTENANCE AND OVERHAUL: DELIVERABLE	*	EA	$ *	$ 82,720.00

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 06 ACRN: AB
AMS CD: 060011

THESE ARE GOVERNMENT OWNED ASSETS THAT HAVE BEEN PREVIOUSLY SHIPPED AGAINST CLIN 0001AC AND RETURNED TO OPTEX TO BE UPGRADED WITH NEW WORM GEARS PER ECP H07A2006. THESE ITEMS SHALL BE BILLED AT A PRICE OF * EACH, UP TO A QUANTITY OF * . UPON DELIVERY BACK TO THE GOVERNMENT.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0951802900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-JUN-2008

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W52H1C) XU W0K8 USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H0952082901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-MAY-2008

FOB POINT: Destination

SHIP TO: PARCEL POST ADDRESS
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 MISSION DRIVE DOOR 113 134
NEW CUMBERLAND PA 17070-5001

*Confidential Treatment Requested

A60

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	<u>CONTRACT/DELIVERY ORDER NUMBER</u> W52H09-05-D-0248/0001				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 05	Page 10 of 10

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AC	M151R095M1 060011	AB	2	$	*		*	$	*
1001AB	W16ALC37M1 31303334015	AC	2 676C37	$	*	$	*	$	*
1001AC	M151R095M1 060011	AB	2	$	*	$	*	$	*
2001AB	W16AKC37M1 31303334015 W16M3755M108	AC	2 676C37	$	*	$	*	$	*
2001AC	M151R095M1 060011	AB	2	$	*	$	*	$	*
					NET CHANGE	$	*		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
Army	AC	21 62033000066D6D02P31303326KB S11116	W52H09	$	*
			NET CHANGE	$	*

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	*	$	1,767,937.77

ACRN	EDI ACCOUNTING CLASSIFICATION
AB	97 0X0X4930AC9G S11116 56D000006001100000026KB S11116
AC	21 060820330000 S11116 66D6D023130333401526KB 676C37S11116 W52H09

*Confidential Treatment Requestec

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code: Firm-Fixed-Price			Page 1 Of 4	
2. Amendment/Modification No.: 09	3. Effective Date: 2008JAN28	4. Requisition/Purchase Req No.: SEE SCHEDULE	5. Project No. (If applicable)	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA DALLAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: G

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☒ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ___________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2008JAN28

A63

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 09	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

MODS 07 AND 08 ARE NOT BEING USED.

THE PURPOSE OF THIS MOD 09 TO W52H0905D0248 DO 0001 IS TO ESTABLISH CLIN 0004 FOR THE ADDITION OF FUNDS PAYABLE TO OPTEX AS AN AGREED UPON EQUITABLE ADJUSTMENT IN THE AMOUNT OF * . FOR ADMINISTRATIVE PURPOSES, THIS AMOUNT IS SPLIT BETWEEN SUB-CLINS 0004AA AND 0004AB AT * EACH.

THIS EQUITABLE ADJUSTMENT IS FOR COSTS INCURRED IN THE TIMEFRAME OF JANUARY 1, 2007 THROUGH OCTOBER 31, 2007. IT INCLUDES COSTS ASSOCIATED WITH THE NUMEROUS ECPS/CHANGES INCURRED DURING THIS TIME PERIOD, ADDITIONAL ENGINEERING COSTS INCURRED AFTER ACCEPTANCE OF FIRST ARTICLE TEST, ADDITIONAL ENVIRONMENTAL TESTING, AND THE COST OF SCRAPPED STOPS PRIOR TO NECESSARY MATERIAL CHANGE.

THIS AMOUNT OF EQUITABLE ADJUSTMENT REPRESENTS A FULL AND FINAL RELEASE OF CLAIMS FOR THE SPECIFIC INCIDENTS IN THESE TIMEFRAMES.

ALL DISBURSEMENTS FROM THIS DELIVERY ORDER SHALL BE DISBURSED IN ASCENDING ORDER FROM OLDEST TO NEWEST. THIS SHALL BE RETROACTIVE TO THE BEGINNING OF THE ORDER. SEE SECTION G.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0010 ***

*Confidential Treatment Requested

A64

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 09	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0004	SECURITY CLASS: Unclassified				
0004AA	<u>EQUITABLE ADJUSTMENT PA</u> NOUN: M187 MOUNT PRON: 2C6090461A PRON AMD: 01 ACRN: AD AMS CD: 32101366046 <u>Inspection and Acceptance</u> INSPECTION: Destination ACCEPTANCE: Destination <u>Deliveries or Performance</u> DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-JAN-2008 $ *				$ *
0004AB	<u>EQUITABLE ADJUSTMENT SUSTAINMENT</u> NOUN: M187A1 MOUNT PRON: M181F694M1 PRON AMD: 01 ACRN: AB AMS CD: 060011 <u>Inspection and Acceptance</u> INSPECTION: Destination ACCEPTANCE: Destination <u>Deliveries or Performance</u> DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 0 30-JAN-2008 $ *				$ *

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 09	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA
Special Payment procedures for progress payments:

Please pay progress payments from the oldest funds first. Once oldest funds are depleted, utilize the remaining obligated funds for all other disbursements. This is retroactive to the beginning of the order.

*** END OF NARRATIVE G0001 ***

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0004AA	2C6090461A 32101366046 A16P30462R2C	AD	2 6RM169	$ 0.00	$ *	$ *
0004AB	M181F694M1 060011	AB	2	$ 0.00	$ *	$ *
				NET CHANGE	$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$ *
Army	AD	21 62033000065R5R13P321013255X S28017	W52H09	$ *
			NET CHANGE	$ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ 1,973,147.11

ACRN	EDI ACCOUNTING CLASSIFICATION				
AB	97	0X0X4930AC9G	S11116	86D000006001100000026KB	S11116
AD	21	060820330000	S28017	65R5R1332101366046255X	6RM169S28017 W52H09

*Confidential Treatment Requested

A6c

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 4

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
10	2008MAY02	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AB NET INCREASE: $542,539.89

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ____________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2008MAY02

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 10	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 10 TO W52H0905D0248 DELIVERY ORDER 0001 IS TO:

1) AWARD A LUMP SUM PORTION OF A REQUEST FOR EQUITABLE ADJUSTMENT IN THE THE NEGOTIATED AMOUNT OF

2) THE ABOVE AMOUNT IS ADDED TO CLIN 0004AB FOR A TOTAL CLIN PRICE OF

3) THIS LUMP SUM PAYMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. TO FOLLOW WILL BE UNIT PRICE ADJUSTMENTS ON AL CURRENT DELIVERY ORDERS ON THIS CONTRACT. This entire equitable adjustment amount represents a full and complete settlement of all claims, demands, and causes of action raised in and associated with its Request for Equitable Adjustment dated 4 March 2008. In addition, because Optex' REA was submitted on a Total Cost basis, the parties intend this Modification to address all of the past issu on this contract as of 4 March 2008. Therefore, this Modification represents a complete and full settlement of all claims, demands, a causes of action that Optex may raise for any incidents, directed/constructive changes, and any other matters, occurring on or before March 2008, including any claims for delay, unrealized overhead, attorney's fees, and any other causes of action, known or unknown to Optex, whether asserted at this time or not, arising under this contract and any Delivery Orders issued against it.

This Modification will not affect any claims or causes of action pertaining to incidents, directed/constructive changes, and other matters which occur after 4 March 2008. The parties also contemplate a subsequent Modification to this Contract, which will increase unit prices for all current and future Delivery Orders on this Contract, as stated above.

A MODIFICATION ESTABLISHING A CONTRACTOR/GOVERNMENT AGREED UPON DELIVERY SCHEDULE ADJUSTMENT WILL ALSO BE FOLLOWED MY THIS MODIFICATIO

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0011 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 10	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0004	SECURITY CLASS: Unclassified				
0004AB	EQUITABLE ADJUSTMENT SUSTAINMENT				$ 645,144.56
	NOUN: M187A1 MOUNT PRON: M181F694M1 PRON AMD: 03 ACRN: AB AMS CD: 060011				
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination				
	Deliveries or Performance DLVR SCH REL CD / QUANTITY / PERF COMPL DATE 001 / 0 / 30-JAN-2008 $ *				
	DLVR SCH REL CD / QUANTITY / PERF COMPL DATE 002 / 0 / 01-MAY-2008 $ *				

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 10	Page 4 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE AMOUNT
0004AB	M181F694M1 060011	AB	2	$ *	$ *	$ *
				NET CHANGE	$ *	

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$ *
			NET CHANGE	$ *

	PRIOR AMOUNT	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ 2,515,687.00

ACRN	EDI ACCOUNTING CLASSIFICATION
AB	97 0X0X4930AC9G S11116 86D000006001100000026KB S11116

*Confidential Treatment Requested

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code Firm-Fixed-Price		Page 1 Of 4	
2. Amendment/Modification No. 11	3. Effective Date	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09
TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630
EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A
DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843
SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)
OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769
TYPE BUSINESS: Other Small Business Performing in U.S.
Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.
9B. Dated (See Item 11)
☒ 10A. Modification Of Contract/Order No. W52H09-05-D-0248/0001
10B. Dated (See Item 13) 2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AC NET DECREASE: -$72,380.00

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print) Renita Rutherford-Drake Contract Administrator		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror [signature] (Signature of person authorized to sign)	15C. Date Signed 6/17/08	16B. United States Of America By ____________ (Signature of Contracting Officer)	16C. Date Signed

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE
30-105-02
STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 11	Page 2 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 03 TO W52H09-05-F-D-0248 DO 0001 IS TO:

DELETE CLIN 2001AB FROM THIS DELIVERY ORDER. THIS CLIN WAS CREATED WITH MOD 05 FOR INCORPORATION OF ECP H07A2006. AT THE TIME, IT WAS ANTICIPATED THAT * UNITS TO ORIGINAL CONFIGURATION (BRASS GEARS) WOULD BE SHIPPED WHILE WAITING FOR STEAL GEARS TO ARRIVE. THE INTENT WAS TO RETURN THESE * ASSETS TO THE CONTRACTOR AT A LATER DATE TO INCORPORATE THE NEW GEARS. THE CONTRACTOR WAS THEN TO RESHIP THE ASSETS AND BILL * EACH.

DUE TO DELAYS BEYOND THE CONTRACTOR'S CONTROL, ALL REMAINING UNITS WILL BE SHIPPED COMPLETE WITH THE NEW GEARS INSTALLED.

THEREFORE, THIS DELIVERY ORDER IS DECREASED BY * THIS MOD WILL BE IMMEDIATELY FOLLOWED BY A NEW MOD CREATING A CLIN TO ALLOW FOR THE INCREASE IN PRICE OF * FOR EACH, FOR A TOTAL INCREASE OF *

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0012 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 11	Page 3 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
2001AB	DELETED				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 11	Page 4 of 4

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT	INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
2001AB	W16AKC37M1 31303334015 W16M3755M108	AC	1 676C37	$	*	*	$	0.00

NET CHANGE $ *

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION	INCREASE/DECREASE AMOUNT
Army	AC	21 62033000066D6D02P31303326KB S11116	W52H09	$ *

NET CHANGE $ *

	PRIOR AMOUNT OF AWARD	INCREASE/DECREASE AMOUNT	CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$ *	$ *	$ 2,443,307.00

ACRN	EDI ACCOUNTING CLASSIFICATION
AC	21 060820330000 S11116 66D6D023130333401526KB 676C37S11116 W52H09

*Confidential Treatment Requested

1792-0001 A74

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. Contract ID Code	Page 1 Of 9
Firm-Fixed-Price	

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
12	2008JUL17	SEE SCHEDULE	

6. Issued By Code W52H09

TACOM-ROCK ISLAND
AMSTA-LC-IBC
CHRISTINE CARSON (309)782-4301
ROCK ISLAND IL 61299-7630

EMAIL: CHRISTINE.CARSON@US.ARMY.MIL

7. Administered By (If other than Item 6) Code S4402A

DCMA TEXAS
600 NORTH PEARL STREET
SUITE 1630
DALLAS TX 75201-2843

SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

OPTEX SYSTEMS INC
1420 PRESIDENTIAL DR
RICHARDSON, TX 75081-2769

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 0BK64 Facility Code

☐ 9A. Amendment Of Solicitation No.

9B. Dated (See Item 11)

☒ 10A. Modification Of Contract/Order No.
W52H09-05-D-0248/0001

10B. Dated (See Item 13)
2005AUG01

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☐ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☒ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2008JUL17

1792-0001 475

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 9
2. Amendment/Modification No. 12	3. Effective Date	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code W52H09	7. Administered By (If other than Item 6) Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-IBC CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL	DCMA TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769	☐	9A. Amendment Of Solicitation No.
		9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0248/0001
TYPE BUSINESS: Other Small Business Performing in U.S.		10B. Dated (See Item 13) 2005AUG01
Code 0BK64 Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ___________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
SEE SECTION G (IF APPLICABLE)

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 8

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return _____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
Renita Rutherford-Drake Contract Administrator		LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror [signature] (Signature of person authorized to sign)	15C. Date Signed 7/14/08	16B. United States Of America By ____________ (Signature of Contracting Officer)	16C. Date Signed

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

A76

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12	Page 2 of 9

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION
THE PURPOSE OF THIS MODIFICATION 12 TO W52H0905D0248 DO 0001 IS TO:

1) INCREASE THE UNIT PRICES OF BASIC CLINS 0001AB AND 0001AC BY * DUE TO PART OF AN EQUITABLE ADJUSTMENT.

2) FOR ADMINISTRATIVE PURPOSES, THIS INCREASE WILL BE REPRESENTED ON CLINS 2001AB AND 2001AC.

3) THEREFORE, FOR EACH MOUNT SHIPPED AGAINST CLIN 0001AB, THE CONTRACTOR SHALL BILL AGAINST CLIN 0001AB ($4481.13), 1001AB ($774), AND 2001AB * FOR A TOTAL PRICE OF *

LIKEWISE, FOR EACH MOUNT SHIPPED AGAINST CLIN 0001AC, THE CONTRACTOR SHALL BILL AGAINST CLIN 0001AC ($4481.13), 1001AC ($774), AND 2001AC * FOR A TOTAL PRICE OF *

THIS UNIT PRICE ADJUSTMENT REPRESENTS A PORTION OF THE NEGOTIATED EQUITABLE ADJUSTMENT. THE ENTIRE EQUITABLE ADJUSTMENT AMOUNT REPRESENTS A FULL AND COMPLETE SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION RAISED IN AND ASSOCIATED WITH ITS REQUEST FOR EQUITABLE ADJUSTMENT, DATED 4 MARCH 2008. IN ADDITION, BECAUSE OPTEX' REA WAS SUBMITTED ON A TOTAL COST BASIS, THE PARTIES INTEND THIS MODIFICATION TO ADDRESS ALL OF THE PAST ISSUES ON THIS CONTRACT AS OF 4 MARCH 2008. THEREFORE, THIS MODIFICATION REPRESENTS A COMPLETE AND FULL SETTLEMENT OF ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT OPTEX MAY RAISE FOR ANY INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, AND ANY OTHER MATTERS, OCCURRING ON OR BEFORE 4 MARCH 2008, INCLUDING ANY CLAIMS FOR DELAY, UNREALIZED OVERHEAD, ATTORNEY'S FEES, AND ANY OTHER CAUSES OF ACTION, KNOWN OR UNKNOWN TO OPTEX, WHETHER ASSERTED AT THIS TIME OR NOT, ARISING UNDER THIS CONTRACT.

THIS MODIFICATION WILL NOT AFFECT ANY CLAIMS OR CAUSES OF ACTION PERTAINING TO INCIDENTS, DIRECTED/CONSTRUCTIVE CHANGES, OR OTHER MATTERS WHICH OCCUR AFTER 4 MARCH 2008. THE PARTIES ALSO CONTEMPLATE A SUBSEQUENT MODIFICATION TO THIS CONTRACT, WHICH WILL INCREASE UNIT PRICES FOR ALL CURRENT AND FUTURE DELIVERY ORDERS ON THIS CONTRACT, AS STATED ABOVE.

2) REVISE THE DELIVERY SCHEDULE, SEE SECTION B.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

*** END OF NARRATIVE A0013 ***

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12	Page 3 of 9

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 802,122.27

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095181T700	W52H1C	J		1

PROJ CD: G19
BRK BLK PT:

DEL REL CD	QUANTITY	DEL DATE
004	*	30-APR-2007
005	*	30-MAY-2007
006	*	30-MAY-2009
007	*	30-JUN-2009
008	*	30-JUL-2009
009	*	30-AUG-2009
010	*	30-SEP-2009
011	*	30-OCT-2009
012	*	30-NOV-2009
013	*	30-DEC-2009

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE

*Confidential Treatment Requested

A78

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12	Page 4 of 9

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	ROCK ISLAND IL 61299-5000				
	CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 672,169.50

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 07 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095180Z900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
004	*	30-JUL-2008
005	*	30-AUG-2008
006	*	30-SEP-2008
007	*	30-OCT-2008
008	*	30-NOV-2008
009	*	30-DEC-2008

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-JAN-2009
002	*	28-FEB-2009

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12	Page 5 of 9

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	003 * 30-MAR-2009 004 * 30-APR-2009 FOB POINT: Destination SHIP TO: (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 NORMANDY DRIVE DOOR 113 TO 134 NEW CUMBERLAND PA 17070-5002 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				
1001	NSN: 1240-01-483-5324 SECURITY CLASS: Unclassified				
1001AB	UNIT PRICE INCREASE NOUN: UNIT PRICE INCREASE PRON: W16ALC37M1 PRON AMD: 02 ACRN: AC AMS CD: 31303334015 ITEMS Shipped ON CLIN 0001AB SHALL ALSO BE BILLED AGAINST THIS CLIN 1001AB FOR $774 EACH UP TO 159 UNITS. (20 units have previously shipped on Clin 0001AB) THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPARATE DELIVERY REQUIRED. (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH REL CD / QUANTITY / PERF COMPL DATE 001 0 30-JUN-2009 $ *				$ *
1001AC	UNIT PRICE INCREASE NOUN: UNIT PRICE ADJUSTMENT PRON: M151R095M1 PRON AMD: 07 ACRN: AB	*	EA	$ *	$ *

*Confidential Treatment Requeste

A80

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12	Page 6 of 9

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

AMS CD: 060011

ITEMS Shipped ON CLIN 0001AC SHALL ALSO BE BILLED AGAINST THIS CLIN 1001AC FOR $774 EACH UP TO 150 UNITS.

THIS CLIN IS FOR BILLING PURPOSES ONLY.
NO SEPARATE DELIVERY REQUIRED.

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095180Z900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
001	DELETED	

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	DELETED	
002	DELETED	
003	DELETED	

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
NEW CUMBERLAND PA 17070-5002

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

2001 NSN: 1240-01-483-5324
SECURITY CLASS: Unclassified

A81

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
2001AB	UNIT PRICE INCREASE NOUN: UNIT PRICE INCREASE PRON: 2C8130221A PRON AMD: 01 ACRN: AE AMS CD: 32101366022 ITEMS SHIPPED ON CLIN 0001AB, AND ALSO BE BILLED AGAINST CLIN 1001AB FOR $774, SHALL ALSO BE BILLED AGAINST THIS CLIN 2001AB FOR $447.27 EACH, UP TO 159 UNITS. (20 units have previously shipped on Clin 0001AB) THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPARATE DELIVERY REQUIRED. (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin Deliveries or Performance DLVR SCH REL CD: 001 — QUANTITY: 0 — PERF COMPL DATE: 30-SEP-2010 $ * "NEW CONFIGURATION" (End of narrative A001)				$ *
2001AC	UNIT PRICE INCREASE NOUN: UNIT PRICE INCREASE PRON: M151R095M1 PRON AMD: 07 ACRN: AB AMS CD: 060011 (Deleted narrative B0001) ITEMS SHIPPED ON CLIN 0001AC, AND ALSO BE BILLED AGAINST CLIN 1001AC FOR $774, SHALL ALSO BE BILLED AGAINST THIS CLIN 2001AC FOR $447.27 EACH, UP TO 150 UNITS. THIS CLIN IS FOR BILLING PURPOSES ONLY. NO SEPARATE DELIVERY REQUIRED. (End of narrative B002)	*	EA	$ *	$ *

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12	Page 8 of 9

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095180Z900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
001	DELETED	

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
TRANSPORTATION OFFICE
BLDG 102 RODMAN AVE AND GILLESPIE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	DELETED	

FOB POINT: Destination

SHIP TO:
(W25G1U) SU TRANSPORTATION OFFICER
DDSP NEW CUMBERLAND FACILITY
2001 NORMANDY DRIVE DOOR 113 TO 134
NEW CUMBERLAND PA 17070-5002

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 12	Page 9 of 9

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION G - CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	ACRN	OBLG STAT/ JOB ORD NO		PRIOR AMOUNT		INCREASE/DECREASE AMOUNT		CUMULATIVE AMOUNT
0001AC	M151R095M1 060011	AB	2	$	*	$	*	$	*
1001AB	W16ALC37M1 31303334015	AC	2 676C37	$	*	$	*	$	*
1001AC	M151R095M1 060011	AB	2	$	*	$	*	$	*
2001AB	2C8130221A 32101366022 A18P30222R2C	AE	2 8RM223	$	*	$	*	$	*
2001AC	M151R095M1 060011	AB	2	$	*	$	*	$	*
					NET CHANGE	$	*		

SERVICE NAME	NET CHANGE BY ACRN	ACCOUNTING CLASSIFICATION	ACCOUNTING STATION		INCREASE/DECREASE AMOUNT
Army	AB	97 X4930AC9G 6D 26KB S11116	W52H09	$	*
Army	AC	21 62033000066D6D02P31303326KB S11116	W52H09	$	*
Army	AE	21 82033000085R5R13P32101331E1 S28017	W52H09	$	*
			NET CHANGE	$	*

		PRIOR AMOUNT OF AWARD		INCREASE/DECREASE AMOUNT		CUMULATIVE OBLIG AMT
NET CHANGE FOR AWARD:	$	*	$	*	$	2,599,413.43

ACRN	EDI ACCOUNTING CLASSIFICATION					
AB	97	0X0X4930AC9G	S11116	56D000006001100000026KB	S11116	
AC	21	060820330000	S11116	66D6D023130333401526KB	676C37S11116	W52H09
AE	21	081020330000	S28017	85R5R133210136602231E1	8RM223S28017	W52H09

*Confidential Treatment Requested

A84

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 5
2. Amendment/Modification No. 13	3. Effective Date 2008SEP04	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By	Code W52H09	7. Administered By (If other than Item 6)	Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-IBC CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL		DCMA TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5601APC ADP PT HQ0339	

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)			
OPTEX SYSTEMS INC 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2769 TYPE BUSINESS: Other Small Business Performing in U.S.		☐	9A. Amendment Of Solicitation No. 9B. Dated (See Item 11)
		☒	10A. Modification Of Contract/Order No. W52H09-05-D-0248/0001 10B. Dated (See Item 13) 2005AUG01
Code 0BK64	Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ____________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror ______________________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2008SEP04

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 13	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION 13 TO W52H0905D0248 DO 0001 IS TO REVISE THE DELIVERY SCHEDULE FOR CLINS 0001AB AND 0001AC TO ALLOW TIME TO VERIFY DISCREPANCIES IN ACCEPTANCE AND INSPECTION EQUIPMENT MEASUREMENTS.

SEE SCHEDULE B FOR SCHEDULE.
PLEASE NOTE THAT FOR BILLING PURPOSES, SHIPMENTS AGAINST CLIN 0001AB SHALL ALSO BE BILLED AGAINST CLINS 1001AB AND 2001AB. LIKEWISE, SHIPMENTS AGAINST CLIN 0001AC SHALL ALSO BE BILLED AGAINST CLINS 1001AC AND 2001AC. SEE MOD 12 FOR DETAIL.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0014 ***

A86

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 13	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	NSN: 1240-01-483-5324 FSCM: 19200 PART NR: 12984689 SECURITY CLASS: Unclassified				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 802,122.27

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H0951817700	W52H1C	J		1
	PROJ CD	BRK BLK PT			
	G19				

DEL REL CD	QUANTITY	DEL DATE
004	*	30-APR-2007
005	*	30-MAY-2007
006	*	30-JUN-2009
007	*	30-JUL-2009
008	*	30-AUG-2009
009	*	30-SEP-2009
010	*	30-OCT-2009
011	*	30-NOV-2009
012	*	30-DEC-2009
013	*	30-JAN-2010

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE

*Confidential Treatment Requested

A87

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 13	

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	ROCK ISLAND IL 61299-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				
0001AC	PRODUCTION QUANTITY	*	EA	$ *	$ 672,169.50

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 09 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095180Z900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
004	*	30-JUL-2008
005	*	30-SEP-2008
006	*	30-OCT-2008
007	*	30-NOV-2008
008	*	30-DEC-2008
009	*	30-JAN-2009

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W25G1U	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	28-FEB-2009
002	*	30-MAR-2009

*Confidential Treatment Requested

BOO

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 13	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	003 * 30-APR-2009 004 * 30-MAY-2009 FOB POINT: Destination SHIP TO: (W25G1U) SU TRANSPORTATION OFFICER DDSP NEW CUMBERLAND FACILITY 2001 NORMANDY DRIVE DOOR 113 TO 134 NEW CUMBERLAND PA 17070-5002 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				

*Confidential Treatment Requested

N 87

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 Of 5

2. Amendment/Modification No.	3. Effective Date	4. Requisition/Purchase Req No.	5. Project No. (If applicable)
14	2009MAY18	SEE SCHEDULE	

6. Issued By Code W52H09	7. Administered By (If other than Item 6) Code S4402A
TACOM-ROCK ISLAND AMSTA-LC-IBC CHRISTINE CARSON (309)782-4301 ROCK ISLAND IL 61299-7630 EMAIL: CHRISTINE.CARSON@US.ARMY.MIL	DCMA, TEXAS 600 NORTH PEARL STREET SUITE 1630 DALLAS TX 75201-2843 SCD A PAS S4402A5601APC ADP PT HQ0339

8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)		
OPTEX SYSTEMS INC. 1420 PRESIDENTIAL DR RICHARDSON, TX 75081-2439 TYPE BUSINESS: Other Small Business Performing in U.S.	☐	9A. Amendment Of Solicitation No. 9B. Dated (See Item 11)
	☒	10A. Modification Of Contract/Order No. W52H09-05-D-0248/0001 10B. Dated (See Item 13) 2005AUG01
Code 0BK64 Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
NO CHANGE TO OBLIGATION DATA

KIND MOD CODE: 8

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

☐	A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.
☐	B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).
☐	C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return __________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print) LISA DEVLIN LISA.DEVLIN@US.ARMY.MIL (309)782-5541	
15B. Contractor/Offeror __________ (Signature of person authorized to sign)	15C. Date Signed	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2009MAY18

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

H40

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14	Page 2 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

THE PURPOSE OF THIS MODIFICATION IS TO REVISE THE DELIVERY SCHEDULE FOR CLINS 0001AB AND CLINS 001AC.

SEE SCHEDULE B FOR SCHEDULE.

EARLIER DELIVERIES ARE ACCEPTABLE, IF NO ADDITIONAL COST TO THE GOVERNMENT.

THE SHIPPING DESTINATION FOR CLIN 0001AC HAS BEEN REVISED. ALL SHIPMENTS ON CLIN 0001AC SHALL BE SHIPPED TO RIA. SEE SCHEDULE.

PLEASE NOTE THAT FOR BILLING PURPOSES, SHIPMENTS AGAINST CLIN 0001AB SHALL ALSO BE BILLED AGAINST CLINS 1001AB AND 2001AB. LIKEWISE, SHIPMENTS AGAINST CLIN 001AC SHALL ALSO BE BILLED AGAINST CLINS 1001AC AND 2001AC. SEE MOD 12 FOR DETAILS.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

*** END OF NARRATIVE A0016 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14	Page 3 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001AB	PRODUCTION QUANTITY	*	EA	$ *	$ 802,122.27

NOUN: MOUNT,TELESCOPE AND
PRON: W15AAC06M1 PRON AMD: 03 ACRN: AA
AMS CD: 33104540041

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095181T700	W52H1C	J		1
	PROJ CD	BRK BLK PT			
	G19				

DEL REL CD	QUANTITY	DEL DATE
004	*	30-APR-2007
005	*	30-MAY-2007
006	*	30-SEP-2009
007	*	30-OCT-2009
008	*	30-NOV-2009
009	*	30-DEC-2009
010	*	30-JAN-2010
011	*	28-FEB-2010
012	*	30-MAR-2010
013	*	30-APR-2010

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

*Confidential Treatment Requested

A92

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14	

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC	PRODUCTION QUANTITY	*	EA	$*	$ 672,169.50

NOUN: MOUNT,TELESCOPE AND
PRON: M151R095M1 PRON AMD: 10 ACRN: AB
AMS CD: 060011

Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SPI P12984689
LEVEL PRESERVATION: Military
LEVEL PACKING: A

Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W52H095180Z900	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
004	*	30-JUL-2008
005	*	30-SEP-2008
006	*	30-OCT-2008
007	*	30-NOV-2008
008	*	30-MAR-2009
009	*	30-APR-2009

FOB POINT: Destination

SHIP TO:
(W52H1C) XU USA ROCK ISL ARSENAL
BLDG 299 GILLESPIE AV AND BECK LANE
ROCK ISLAND IL 61299-5000

CONTRACT/DELIVERY ORDER NUMBER
W52H09-05-D-0248/0001

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
002	W52H095208Z901	W52H1C	J		1

DEL REL CD	QUANTITY	DEL DATE
001	*	30-MAY-2009
002	*	30-JUN-2009
003	*	30-JUL-2009
004	*	30-AUG-2009

FOB POINT: Destination

*Confidential Treatment Requested

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52H09-05-D-0248/0001 MOD/AMD 14	Page 5 of 5

Name of Offeror or Contractor: OPTEX SYSTEMS INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SHIP TO: (W52H1C) XU USA ROCK ISL ARSENAL BLDG 299 GILLESPIE AV AND BECK LANE ROCK ISLAND IL 61299-5000 CONTRACT/DELIVERY ORDER NUMBER W52H09-05-D-0248/0001				